Intangible Assets	6 Months Ended
Jul. 31, 2022
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	July 31,	January 31,
	2022	2022
Cost
Customer agreements and relationships	266,481	251,402
Existing technology	355,275	326,411
Trade names	8,990	9,038
Non-compete covenants	13,791	12,306
	644,537	599,157
Accumulated amortization
Customer agreements and relationships	141,408	135,380
Existing technology	234,197	218,953
Trade names	6,894	6,677
Non-compete covenants	9,473	8,538
	391,972	369,548
Net	252,565	229,609

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the six month period ended July 31, 2022 is primarily due to the acquisitions of NetCHB, Foxtrot and XPS offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $252.6 million over the following periods: $29.5 million for the remainder of 2023, $48.9 million for 2024, $45.8 million for 2025, $41.5 million for 2026, $26.9 million for 2027 and $60.0 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.